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                                                                    Exhibit 10.9

                                LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT

     This Letter of Credit and Reimbursement Agreement ("Agreement") is made and entered into as of December 1, 1998, by and between American Xtal Technology, Inc. (the "Borrower") and U.S. Bank National Association (the "Bank").

                                    RECITALS

     A. The Borrower and Harris Trust Company of California (the "Trustee") have entered into an Indenture dated as of December 1, 1998 (the "Indenture"), pursuant to which the Borrower will issue its Variable Rate Taxable Demand Revenue Bonds Series 1998 (the "Bonds") in an aggregate principal amount of $11,615,000.

     B. To assure payment of the principal and interest with respect to the Bonds when due, the Borrower has requested that the Bank issue an irrevocable, direct pay letter of credit in favor of the Trustee in substantially the form of Exhibit A hereto (such letter of credit and any successor letter of credit being the "Letter of Credit"), in the amount of $11,986,680 (the "Commitment"), of which $11,615,000 shall support the payment of principal with respect to the Bonds and $371,680 shall support the payment of 96 days of interest with respect to the Bonds at a rate not to exceed 12% per annum based on a 360-day year (actual days elapsed).

     C. As more fully set forth in this Agreement, the Borrower has agreed to reimburse the Bank for drawings under the Letter of Credit and to grant to the Bank a security interest in certain Collateral (as hereafter defined) to secure the Obligations (as hereafter defined) of the Borrower under this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 Certain Defined Terms. For purposes of this Agreement (including the Recitals hereof), the following terms shall have the respective meanings specified below.

     "Agreement" shall mean this Letter of Credit and Reimbursement Agreement, including the exhibits hereto.

     "Annual Letter of Credit Fee" shall have the meaning assigned to that term in Section 8.1(a) hereof.

     "Bank" shall mean U.S. Bank National Association.


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     "Bank Documents" shall mean the Loan Agreement, the Pledge Agreement, the
Deeds of Trust, the Security Agreement, and the Third Party Lienholder
Agreement.

     "Business Day" shall mean a day of the year which is not (i) a Saturday or Sunday or (ii) a day on which banks located in Sacramento, California, or banks located in the city in which the principal office of the Trustee or the Tender Agent (as such terms are defined in the Indenture) is located are authorized or obligated by law or executive order to close or (iii) a day on which the New York Stock Exchange is closed.

     "Bonds" shall have the meaning assigned to that term in Recital A hereto.

     "Closing Date" shall mean the date that all conditions precedent to the issuance of the Letter of Credit are satisfied in accordance with the terms hereof.

     "Collateral" shall mean, collectively, (i) the "Collateral" as defined in the Security Agreement and (ii) the "Property" and the "Collateral" as defined in the Deeds of Trust.

     "Commitment" shall have the meaning assigned to that term in Recital B hereto.

     "Deeds of Trust" shall mean, collectively, each Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing executed and delivered by the Borrower for the benefit of the Bank securing the Obligations (in whole or in part) and encumbering the Collateral or any portion thereof, in each case, as the same may be amended, supplemented or otherwise modified from time to time in writing in accordance therewith.

     "Event of Default" shall have the meaning assigned to that term in Section
7.1 hereof.

     "Fixed Interest Rate" shall mean a fixed, nonfloating interest rate with respect to the Bonds established in accordance with the terms of Section 2.03(D) of the Indenture.

     "Improvements" shall have the meaning assigned to that term in the Deeds of Trust.

     "Indenture" shall have the meaning assigned to that term in Recital A hereto.

     "Interest Drawing" shall have the meaning assigned to that term in the Letter of Credit.

     "Interest Purchase Drawing" shall have the meaning assigned to that term in the Letter of Credit.

     "Letter of Credit" shall have the meaning assigned to that term in Recital B hereto.

     "Letter of Credit Origination Fee" shall have the meaning assigned to that term in Section 8.1(b) hereof.

     "Loan Agreement" means that certain Loan Agreement dated as of September 18, 1998, by and between the Borrower and the Bank, as the same may be amended, supplemented or otherwise modified from time to time in writing in accordance therewith.


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     "Obligations" shall mean all obligations of the Borrower to the Bank under this Agreement and the Related Documents, including without limitation the obligation to reimburse the Bank for amounts paid under the Letter of Credit, the obligation to pay the fees due hereunder, and the obligation to prepay obligations on account of the Letter of Credit during the continuance of an Event of Default.

     "Outstanding" with respect to the Bonds shall have the meaning assigned to that term in the Indenture.

     "Pledge Agreement" means that certain Pledge Agreement and Security Agreement of even date herewith made by the Borrower in favor of the Bank, as the same may be amended, supplemented or otherwise modified from time to time in writing in accordance therewith.

     "Potential Default" shall mean an event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

     "Principal Drawing" shall have the meaning assigned to that term in the Letter of Credit.

     "Principal Purchase Drawing" shall have the meaning assigned to that term in the Letter of Credit.

     "Property" shall have the meaning assigned to that term in the Deeds of Trust.

     "Reference Rate" shall mean the fluctuating per annum rate announced from time to time by the Bank in Sacramento, California as its "prime rate." The prime rate is a rate set by the Bank based upon various factors including the Bank's costs and desired return and general economic conditions, and is used as a reference point for pricing some loans, which may be priced at, above, or below the prime rate.

     "Related Documents" shall mean, collectively, the Bank Documents, the Letter of Credit, the Bonds and the Indenture.

     "Security Agreement" shall mean that certain Security Agreement of even date herewith by and between the Borrower, as debtor, and the Bank, as secured party, as the same may be amended, supplemented or otherwise modified from time to time in writing in accordance therewith.

     "Third Party Lienholder Agreement" means that certain Third Party Lienholder Agreement dated as of November 30, 1998, by and between the Bank and the United States Small Business Administration, and acknowledged and consented to by the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in writing in accordance therewith.

     SECTION 1.2 Accounting Terms. All accounting terms used herein and not specifically defined herein shall be construed in accordance with generally accepted accounting principles, consistently applied.


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                                   ARTICLE II
                    AMOUNT AND TERMS OF THE LETTER OF CREDIT

     SECTION 2.1 The Letter of Credit. The Borrower requests the Bank to issue the Letter of Credit, and the Bank agrees, on the terms and conditions hereinafter set forth, to issue the Letter of Credit to the Trustee. The Borrower agrees to execute and deliver such additional application materials with respect to the Letter of Credit and such other documents as the Bank shall reasonably request in connection therewith.

     SECTION 2.2 Issuing the Letter of Credit. The Letter of Credit shall be issued to the Trustee on the Closing Date upon fulfillment of the conditions set forth in Article III hereof. The Borrower shall reimburse the Bank for any and all draws under the Letter of Credit in accordance with the terms and conditions set forth below.

     SECTION 2.3 Reimbursement. In satisfaction of its obligation to reimburse the Bank for any amount drawn under the Letter of Credit, the Borrower hereby agrees to (i) pay to the Bank the amount of each Interest Drawing and each Interest Purchase Drawing on the day such drawing is honored by the Bank and
(ii) to pay to the Bank the amount of each Principal Drawing and each Principal Purchase Drawing on the day such drawing is honored by the Bank.

     SECTION 2.4 Grant of Security. As security for its obligation to reimburse the Bank for any amounts paid pursuant to any drawing under the Letter of Credit and for all other obligations of the Borrower hereunder, including any interest due pursuant to Section 2.9, the Borrower hereby pledges and assigns to the Bank, and grants to the Bank a lien and security interest in, all of the Borrower's right, title, and interest in and to the Collateral. The Borrower agrees to maintain and preserve the Collateral and to take such actions as the Bank shall, from time to time, reasonably request to create, establish, maintain and perfect the Bank's security interest therein.

     SECTION 2.5 Reimbursement and Computations. All payments made on account of the Obligations shall be made by the Borrower, without setoff or counterclaim, in lawful money of the United States of America in immediately available funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Bank by 1:00 p.m. California time on the day of payment, it being expressly agreed and understood that if a payment is received after 1:00 p.m. California time by the Bank, such payment will be considered to have been made by the Borrower on the next succeeding Business Day and interest thereon shall be payable by the Borrower at the rate specified in Section 2.9 hereof during such extension. All payments to the Bank hereunder shall be made at the following address: U.S. Bank National Association, 980 Ninth Street, Suite 1200, Sacramento, California 95814, Attention: International Department.

     SECTION 2.6 Non-Business Days. Whenever any payment or reimbursement to be made hereunder, or any bond redemption required to be made pursuant to Section 5.l(f), shall be due or required on a day which is not a Business Day, such payment, reimbursement or redemption shall be made on the next succeeding Business Day, and such extension of time shall


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in such case be included in the computation of any such payment, reimbursement or redemption (if applicable).

     SECTION 2.7 Evidence of Obligation. The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the obligation of the Borrower resulting from each drawing under the Letter of Credit. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts shall, in the absence of error in calculation, be conclusive evidence of the existence and amounts of the obligations of the Borrower therein recorded.

     SECTION 2.8 Obligations Absolute. The payment or reimbursement obligations of the Borrower under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with and subject to the terms and conditions of this Agreement under all circumstances, including, without limitation, the following circumstances:

          (a) any lack of validity or enforceability of any of the Related Documents;

          (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

          (c) the existence of any claim, set-off, defense, or other right which the Borrower may have at any time against the Trustee or any other beneficiary, or any transferee, of the Letter of Credit (or any persons or entities for whom the Trustee, any such beneficiary, or any such transferee may be acting), the Bank, or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents, or any unrelated transaction;

          (d) any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

          (e) payment by the Bank under the Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Letter of Credit; or

          (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     SECTION 2.9 Default Interest. If an Event of Default has occurred and is continuing, the Obligations shall bear interest, payable on demand, at the Reference Rate plus 5% per annum (such sum, the "Default Rate") until such required payment plus interest thereon has been paid; provided, however, that nothing contained in this Section 2.9 shall be construed to waive or limit any of the rights and remedies of the Bank with respect to such nonpayment under this Agreement or the Related Documents.


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     SECTION 2.10 Tranches of Debt. The obligations owing at any time by the
Borrower to the Bank shall, solely for the purpose of identifying which portions of the Obligations are secured by specific items of Collateral, be divided into the following tranches ("Tranches"):

     Tranche                      Maximum Principal Amount of Tranche
     -------                      -----------------------------------
     A                            $4,900,000
     B                            $5,440,000
     C                            All remaining indebtedness and Obligations
                                  owing hereunder or under the Related
                                  Agreements at any time

Any payments received by the Bank hereunder shall be applied to the Obligations payable under each of the Tranches on a pro rata basis. As the maximum amount of the Letter of Credit is reduced in connection with each partial redemption of the Bonds required under Section 5.l(f) hereof, the reduction of the maximum principal amount of Obligations payable under each of the Tranches shall be as set forth in Schedule I attached hereto.

     SECTION 2.11 Repayment of Bank Debt. The Borrower hereby agrees that, simultaneously with its issuance of the Bonds and the Bank's issuance of the Letter of Credit, a portion of the proceeds derived from the sale of the Bonds shall be paid directly to the Bank for the purpose of paying in full all indebtedness owing under (a) that certain promissory note dated as of October 1, 1996, in favor of Commercial Bank of Fremont (now the Bank) in the original principal amount of $3,537,355.00 (the "Fremont Note"), and (b) that certain promissory note dated as of May 27, 1997, in favor of U.S. Bank (now the Bank) in the original principal amount of $750,000.00 (the "USB Note"). The amount of principal and interest owing under (i) the Fremont Note is $3,481,838.90 of principal and accrued and unpaid interest, and (ii) the USB Note is $709,117.68 of principal and accrued and unpaid interest. (The amounts listed in the preceding clauses (i) and (ii) represent principal and accrued and unpaid interest outstanding under the Fremont Note and the USB Note, respectively, as of December 5, 1998. To the extent that the Fremont Note and the USB Note are repaid prior to December 5, 1998, as is currently anticipated by the parties, the Bank will promptly refund to the Borrower the amount of any overpayment.)

                                   ARTICLE III
                             CONDITIONS OF ISSUANCE

     SECTION 3.1 Conditions Precedent to Issuance of the Letter of Credit. The obligation of the Bank to issue the Letter of Credit is subject to the condition precedent that the Bank shall have received on or before the date of the issuance of the Letter of Credit each of the following, in form and substance satisfactory to the Bank:

          (a)  a fully executed copy of the Indenture;

          (b)  a fully executed copy of the Pledge Agreement;


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          (c)  a fully executed copy of each Deed of Trust, acknowledged and in recordable form;

          (d) evidence satisfactory to the Bank that all the Collateral has been duly pledged to the Bank;

          (e) an opinion of counsel to the Borrower, opining as to such matters (including, but not limited to, the validity and enforceability of this Agreement and the other Related Documents to which the Borrower is a party), and otherwise in such form and substance as the Bank shall reasonably require;

          (f) certified copies of all documents evidencing any necessary action approving this Agreement and each Related Document to which the Borrower is a party and all other necessary action with respect to each such document;

          (g) policies of title insurance insuring, to the Bank's satisfaction, the first priority liens (or, in the case of the lien on the Solar Way property that is to be junior to the lien on such property held by the SBA, as specified in the Third Party Lienholder Agreement, such lower priority as the Bank may accept in its discretion) of the Deeds of Trust encumbering the land described in Exhibit A to each Deed of Trust ("Land"), in such form, and with such endorsements, as the Bank shall require;

          (h) a fully executed Third Party Lienholder Agreement in form and substance acceptable to the Bank;

          (i) a UCC-1 Financing Statement executed by the Borrower and recorded in the Office of the Secretary of State of California; and

          (j) such credit applications, financial statements, authorizations and such information concerning the Borrower and its operations and condition (financial and otherwise) as the Bank may reasonably request.

     SECTION 3.2 Additional Conditions Precedent to Issuance of the Letter of Credit. The obligation of the Bank to issue the Letter of Credit shall be subject to the further conditions precedent that on the date of the issuance of the Letter of Credit:

          (a) the following statements shall be true, and the Bank shall have received a certificate signed by the Borrower, dated the date of such issuance, stating that:

               (i) the representations and warranties contained in Section 4.1 of this Agreement, Section 4 of each Deed of Trust and Section 4 of the Security Agreement are correct on and as of the date of issuance of the Letter of Credit as though made on and as of such date; and


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
               (ii) no event has occurred and is continuing, or would result from the issuance of the Letter of Credit, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

          (b) the Bank shall have received such other filings or recordations, approvals, opinions, or documents as the Bank may reasonably request.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.1 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would result in a material adverse effect on the business or condition (financial or otherwise) of the Borrower, and has all requisite power and authority to own its assets and carry on its business and to execute, deliver and perform its obligations hereunder and under the Related Documents to which it is a party.

          (b) The execution, delivery, and performance by the Borrower of this Agreement and each Related Document to which it is a party (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not contravene any law or contractual restriction binding on or affecting the Borrower, and (iv) do not result in or require the creation of any lien, security interest, or other charge or encumbrance (except as provided in or contemplated by this Agreement or any of the Related Documents) upon or with respect to any of its properties.

          (c) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery, and performance by the Borrower of this Agreement and each Related Document to which it is a party other than that which has been obtained or will be obtained when required.

          (d) This Agreement is, and each Related Document to which the Borrower is a party when delivered hereunder will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally, and by the application of equitable principles.

          (e) There is no pending or threatened action, investigation, or proceeding before any court, governmental agency, or arbitrator against or affecting the Borrower which may materially adversely affect the ability of the Borrower to perform its obligations hereunder or under any Related Document to which it is a party.


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
          (f) The pledge and assignment pursuant to this Agreement and the Related Documents of the Collateral and any and all amounts on deposit from time to time in any accounts which are part of the Collateral, create a valid binding first priority security interest therein securing the Obligations purported to be secured thereby.

          (g) All financial statements, copies of which have heretofore been furnished to the Bank, are complete and correct and present fairly in accordance with generally accepted accounting principles, the financial condition of the Borrower, and since the date of such statements there has been no material adverse change in the Borrower or the Collateral.

                                    ARTICLE V
                                    COVENANTS

     SECTION 5.1 Affirmative Covenants of the Borrower. So long as a drawing is available under the Letter of Credit or the Borrower shall have any obligation to pay any amount to the Bank hereunder, the Borrower will, unless the Bank shall otherwise consent in writing:

          (a) preserve and maintain its existence and its rights, and franchises that Borrower reasonably deems necessary in the operation of its business,

          (b) comply with the requirements of the Related Documents to which it is a party, and all applicable laws, ordinances, rules, and regulations of any governmental authority, the non-compliance with which would have a material adverse effect on the Borrower's operations, properties, ownership, assets, management, or condition (financial or otherwise) or which could materially impair the Borrower's ability to perform its obligations under this Agreement or any Related Document;

          (c) promptly, upon learning thereof, give written notice to the Bank of:

               (1)  the occurrence of any Potential Default or Event of Default;

               (2) any litigation or proceeding affecting the Borrower which could have a material adverse effect on the condition of the Borrower or the Property; and

               (3) a material adverse change in the business, operations, property or financial or other condition of the Borrower;

          (d) comply with all agreements, conditions, covenants, restrictions and other instruments which affect or impose a lien upon the Property or any of the other Collateral, except as permitted under the Bank Documents;

          (e) comply with all agreements, conditions, covenants and restrictions set forth in the Loan Agreement and the other Bank Documents; and

          (f) cause the Bonds to be redeemed on or prior to the dates (subject to Section 2.6) and in the minimum principal amounts set forth on Schedule 1 hereto.


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
     SECTION 1.18 Negative Covenants of the Borrower. So long as a drawing is available under the Letter of Credit or the Borrower shall have any obligation to pay any amount to the Bank hereunder, the Borrower will not, without the written consent of the Bank:

          (a) sell, lease, transfer, or otherwise dispose of the Collateral, except in connection with the transactions contemplated or permitted herein and in the Bank Documents;

          (b) create or permit to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to the Collateral, except as permitted under the Bank Documents;

          (c) enter into or consent to any amendment or modification of the Indenture;

          (d) request a conversion of interest on the Bonds to the Fixed Interest Rate; or

          (e) issue or incur, as the case may be, any bond, note, loan, advance or other indebtedness or obligation (including lease and installment sale obligations) having a lien senior to or on a parity with the Bank's lien on all or any portion of the Collateral, except as permitted under the Bank Documents.

                                   ARTICLE VI
                  ADDITIONAL PROVISIONS RELATING TO COLLATERAL

     SECTION 6.1 Exercise of Rights with Respect to Collateral. Upon the occurrence and during the continuance of any Event of Default hereunder, the Bank is authorized to (a) apply the Collateral in satisfaction of the Obligations; and (b) in the name of the Bank or in the name of the Borrower, (i) exercise all other rights and remedies provided for herein, in any Related Document or otherwise available to it in respect of the Collateral and to exercise all the rights and remedies of a secured party under the Uniform Commercial Code and other laws in effect in the State of California, (ii) without notice, retain the Collateral or any part thereof, and (iii) dispose of the Collateral in any manner permitted by law; provided, however, that the Bank shall not be obligated to make any sale of Collateral or the proceeds thereof regardless of any notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     SECTION 6.2 Bank to Exercise Reasonable Care. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Bank accords its own property of similar nature, it being understood that the Bank shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     SECTION 6.3 Further Assurances. The Borrower agrees that at any time, and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, as the Bank may request, in order to protect any security interest granted or


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
purported to be granted hereby or by any Related Document or to enable the Bank to exercise and enforce its rights and remedies hereunder or under any Bank Document with respect to any Collateral.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

     SECTION 7.1 Events of Default. The occurrence of any of the following events shall be an "Event of Default" hereunder:

          (a) the Borrower shall fail to pay any amount payable by it under this Agreement or any Related Document when due; or

          (b) any representation or warranty made, or deemed made, by the Borrower under or in connection with this Agreement or any Related Document shall prove to have been incorrect in any material respect when made, or

          (c) the Borrower shall fail to perform or observe its covenant contained in Section 5.l(f) or the Bonds shall otherwise not be redeemed on or prior to the dates and in the minimum principal amounts set forth on Schedule 1 hereto; or

          (d) the Borrower shall fail to perform or observe any other term, covenant, or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Bank; or

          (e) the Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property (and, in the case of an involuntary proceeding, such proceeding shall remain undismissed or unstayed for a period of 60 days); or the Borrower shall take any action to authorize any of the actions set forth above in this subsection (e); or

          (f) any provision of this Agreement or any Related Document to which the Borrower is a party shall at any time for any reason cease to be valid and binding on the Borrower or shall be declared to be null and void, or the validity of any provision of this Agreement or any such Related Document shall be contested by the Borrower or the enforceability of any provision of this Agreement or any such Related Document shall be contested by the Borrower, or a proceeding shall be commenced by any governmental agency or authority having jurisdiction over the Borrower seeking to establish the invalidity of this Agreement or any such Related Document or the unenforceability in any respect thereof; or


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
          (g) any event of default under any Related Document shall have occurred.

     SECTION 7.2 Upon an Event of Default. If any Event of Default shall have occurred and be continuing, the Bank may do any, all, or none of the following:
(i) declare that all amounts available for drawing under the Letter of Credit are due and payable, (ii) give notice to the Trustee to demand the immediate prepayment of the Bonds as contemplated in Section 7.01(e) of the Indenture, and
(iii) exercise in respect of the Collateral any or all rights and remedies as if a draft representing the full amount then available under the Letter of Credit had been presented to the Bank and paid by it.

                                  ARTICLE VIII
                                FEES AND PAYMENTS

     SECTION 8.1 Fees.

          (a) Annual Letter of Credit Fee. The Borrower shall pay to the Bank commencing on the Closing Date, an annual fee (the "Annual Letter of Credit Fee") for providing the Letter of Credit in an amount equal to one and one-quarter percent (1.25%) per annum calculated on the basis of a 360-day year and actual days elapsed, based on the actual daily amount of the Letter of Credit available to be drawn upon in such year. Such fee shall be due and payable to the Bank annually in advance on the Closing Date and on each anniversary thereof.

          (b) The Letter of Credit Origination Fee. The Borrower shall pay to the Bank a fee (the "Letter of Credit Origination Fee") for providing the Letter of Credit in an amount equal to one-half of one percent (.50%) of the Commitment. Such fee shall be due and payable upon the issuance of the Letter of Credit.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 9.2 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and mailed by registered mail, return receipt requested, or delivered, or shall be by facsimile transmission promptly confirmed in writing, addressed as follows:

     To the Trustee:

                                Harris Trust Company of California
                                601 South Figueroa Street, 49th Floor

                                Los Angeles, CA 90017
                                Attention:    Corporate Trust Department
                                Facsimile:    (213) 239-0631

     To the Borrower:

                                American Xtal Technology, Inc.
                                4311 Solar Way
                                Fremont, CA 94538
                                Attention:    Guy D. Atwood
                                Facsimile:    (510) 683-5901

     To the Bank:

                                U.S. Bank National Association
                                Fremont Business Banking
                                39510 Paseo Padre Parkway
                                Fremont, CA 94538
                                Attention:    Jason A. Floyd
                                Facsimile:    (510) 791-1340

or, as to each party, to such other person or at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and
(iii) if sent by facsimile transmission, when sent, except that notices to the Bank pursuant to the provisions of Article II hereof shall not be effective until received by the Bank.

     SECTION 9.3 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 9.4 Indemnification.

          (a) The Borrower hereby indemnifies and holds the Bank harmless from and against any and all claims, damages, losses, liabilities, costs, or expenses which the Bank may incur or which may be claimed against the Bank by reason of
(i) any conditions, occupancy, use, possession, conduct or management of, or work done in or about, or from the planning, design, acquisition, installation, or construction of the Property, or any part thereof, or (ii) carrying out of any of the transactions contemplated by this Agreement and the Related Documents, including, but not limited to, any certifications or representations made by the Borrower in connection therewith; provided, however, that the Borrower shall not be obligated to indemnify the Bank for claims, damages, losses, liabilities, costs and expenses resulting solely from the Bank's gross negligence or willful misconduct.

          (b) Nothing in this Section 9.4 is intended to limit the Borrower's obligations contained in Article II hereof. Without prejudice to the survival of any other obligation of the Borrower hereunder, the indemnities and obligations of the Borrower contained in this Section 9.4 shall survive the payment in full of amounts payable pursuant to Article II hereof and the termination of the Letter of Credit.

          (c) In the event that any applicable law, order, regulation, treaty or directive issued by any central bank or other governmental authority, agency or instrumentality or any governmental or judicial interpretation or application thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) issued by any central bank or other governmental authority, agency or instrumentality:

               (1) does or shall subject the Bank to any tax of any kind whatsoever with respect to this Agreement or the Letter of Credit, or change the basis of taxation of payments to the Bank of any reimbursement, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of the Bank);

               (2) does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Bank which is not otherwise included in the determination of interest payable on the Obligations; or

               (3)  does or shall impose on the Bank any other condition;

and the result of any of the foregoing is to increase the cost to the Bank of issuing, renewing or maintaining the Letter of Credit or to reduce any amount receivable in respect thereof or the rate of return on the capital of the Bank or any corporation controlling the Bank, then, in any such case, the Borrower agrees to promptly pay to the Bank, upon its written demand, any additional amounts necessary to compensate the Bank for such additional cost or reduced amounts receivable or rate of return as determined by the Bank with respect to this Agreement or the Letter of Credit. If the Bank becomes entitled to claim any additional amounts pursuant to this subparagraph (c), it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Bank to the Borrower shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.

     SECTION 9.5 Liability of the Bank. As between the Borrower and the Bank, the Borrower assumes all risks of the acts or omissions of the Trustee and any other beneficiary or transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or any acts or omissions of the Trustee and any other beneficiary or transferee in connection therewith; (b) the validity, sufficiency, or genuineness of documents presented to the Bank, or of any endorsements thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent, or forged; (c) payment by the Bank against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any damage, deficiency, loss, cost, or expense arising out of any action, claim, or other circumstance of any nature whatsoever relating to the payment or failure to make payment under the Letter of Credit, except that the Borrower shall have a claim against the Bank, and the Bank shall be liable to the Borrower, to the extent of any direct, as opposed to consequential, damages suffered by the Borrower which the Borrower proves were caused by (i) the Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit or (ii) the Bank's willful failure to make lawful payment under the Letter of Credit after the presentation to it by the Trustee or a successor trustee under the Indenture of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, unless acceptance of such documents after receipt of such notice constitutes gross negligence or willful misconduct.

     SECTION 9.6 Costs, Expenses, and Taxes. The Borrower agrees to pay immediately following demand therefor all reasonable costs and expenses in connection with the preparation, execution, delivery, filing, and recording of this Agreement, the Bank Documents, and any other documents which may be delivered in connection with this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Agreement and the Related Documents, the costs of substituting a letter of credit or other credit enhancement, and any and all other costs, expenses, fees, liabilities, and claims of any nature whatsoever (including reasonable counsel fees and expenses) arising out of or in connection with (i) the enforcement of this Agreement, the Related Documents and such other documents as may be delivered in connection therewith, (ii) any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain the Bank from paying any amount under the Letter of Credit and (iii) amending or supplementing this Agreement or the Related Documents for any purpose. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of all instruments required by the Bank to be filed in connection with the transactions contemplated hereby, and, to the extent permitted by law, agrees to hold the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The Borrower shall be furnished with copies of bills relating to the foregoing upon request.

     SECTION 9.7 Participations, Etc. The Borrower acknowledges that the Bank may elect to sell, assign and otherwise transfer to other persons (each, a "Transferee") all or portions of, and participations in, the Bank's interests hereunder and under the Related Documents from time to time and expressly agrees that each Transferee shall be entitled to the rights of the

"Bank" hereunder. For purposes of this Section 9.7, the Bank may disclose to a potential or actual Transferee any and all information supplied to the Bank by or on behalf of the Borrower. The Borrower agrees to execute and deliver to the Bank such documents, instruments and agreements, including, without limitation, amendments to the Related Documents, deemed necessary or desirable by the Bank to effect such transfers.

     SECTION 9.8 Binding Effect. This Agreement shall become effective when it shall have been executed by the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including Transferees, as described in Section 9.7 hereof.

     SECTION 9.9 Assignments. The Borrower may not assign its rights or obligations under this Agreement without the prior written consent of the Bank in its sole discretion. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Bank, its successors and assigns, and shall be binding upon the Borrower and its successors and assigns.

     SECTION 9.10 Severability. Any provision of this Agreement which is prohibited, unenforceable, or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     SECTION 9.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to principles of conflict of laws).

     SECTION 9.12 Headings. Section headings in this Agreement shall have no substantive or interpretative effect, are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     SECTION 9.13 Counterparts. This Agreement may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       AMERICAN XTAL TECHNOLOGY, INC.


                                       By: /s/ GUY ATWOOD
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ GLEN V. GUGLIELIMINA
                                           -------------------------------------

                                       Its: Senior Vice President
                                            ------------------------------------

                                                                       EXHIBIT A
                                                         TO LETTER OF CREDIT AND
                                                         REIMBURSEMENT AGREEMENT


                          Irrevocable Letter of Credit

                         U.S. Bank National Association

                          980 Ninth Street, Suite 1200
                          Sacramento, California 95814

                                                       Date:  [________________]

                                                  CREDIT No. [_________________]

Harris Trust Company of California
601 South Figueroa Street, 49th Fl.
Los Angeles, CA 90077
Attention:  Corporate Trust Department

Ladies & Gentlemen:

     You, as Trustee under that certain Indenture dated as of December 1, 1998 (the "Indenture"), between you and American Xtal Technology, Inc. (the "Borrower"), pursuant to which the Borrower has executed and delivered U.S. $11,615,000 in aggregate principal amount of its Variable Rate Taxable Demand Revenue Bonds Series 1998 (Xtal Project) (the "Bonds"), are hereby irrevocably authorized to draw on this Irrevocable Letter of Credit No. [__________] issued by U.S. Bank National Association (the "Bank"), for the account of the Borrower, available by your drafts at sight upon the terms and conditions hereinafter set forth, an aggregate amount that does not exceed the sum of the Principal Component and the Interest Component as set forth below, which in no event will exceed U.S. $11,986,680 (such sum, subject to such maximum amount, being herein referred to as the "Stated Amount"). This Letter of Credit is effective immediately and expires on the close of business at the Bank's Office (as defined below) on December 1, 2008 (the "Expiration Date").

     The amount available under Principal Drawings (as defined in paragraph (A) below) and Principal Purchase Drawings (as defined in paragraph (C) below) shall not exceed, in the aggregate, U.S. $11,615,000, as such amount shall be decreased as hereinafter provided (the "Principal Component"). The amount available under Interest Drawings (as defined in paragraph (B) below) and Interest Purchase Drawings (as defined in paragraph (D) below) shall not exceed U.S. $371,680, representing payment of up to 96 days' interest accrued on the Bonds at or prior to the Expiration Date, calculated at the rate of twelve percent (12%) per annum on the basis of a 360-day year (actual days elapsed), as such amount may be decreased and/or increased as hereinafter provided (the "Interest Component"). At no time may the aggregate drawing outstanding hereunder exceed the Stated Amount.

     Funds under this Letter of Credit are available to you against your sight drafts drawn on us, stating on their face: "Drawn under Irrevocable Letter of Credit No. [__________] issued by U.S. Bank National Association, 980 Ninth Street, Suite 1200, Sacramento, California 95814."

     (A) Subject to paragraph (C) below, if the drawing is being made with respect to any payment of principal with respect to the Bonds (a "Principal Drawing"), the sight draft shall be accompanied by your written certificate purporting to be signed by you in the form of Exhibit A attached hereto appropriately completed.

     (B) If the drawing is being made with respect to a payment of interest with respect to the Bonds (an "Interest Drawing"), the sight draft shall be accompanied by your written certificate purporting to be signed by you in the form of Exhibit B hereto appropriately completed.

     (C) If the drawing is being made in accordance with Section 2.04 of the Indenture with respect to payment of the portion of the purchase price of Bonds delivered to the Trustee or the Tender Agent appointed pursuant to the Indenture (the "Tender Agent") equal to the principal amount of such Bonds (a "Principal Purchase Drawing"), the sight draft shall be accompanied by your written certificate purporting to be signed by you in the form of Exhibit C attached hereto appropriately completed.

     (D) If the drawing is being made with respect to payment of the portion of the purchase price of Bonds referred to in paragraph (C) above equal to the amount of accrued and unpaid interest with respect to such Bonds to the date of purchase of such Bonds (an "Interest Purchase Drawing"), the sight draft shall be accompanied by your written certificate purporting to be signed by you in the form of Exhibit D attached hereto appropriately completed, and such Interest Purchase Drawing shall be made simultaneously with the related Principal Purchase Drawing.

     Presentation of such draft(s) and certificate(s) shall be made at the Bank's office located at 980 Ninth Street, Suite 1200, Sacramento, California 95814, Attention: International Department, Fax No. (916) 556-5763 or at any other office in the United States that may be designated by us by written notice delivered to you (the "Bank's Office").

     We hereby agree that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us upon delivery of the certificate(s) as specified herein if presented at such office on or before the Expiration Date. Provided that in each case the documents presented in connection with a drawing conform to the terms and conditions hereof, the following time schedule shall prevail:

     (A) If a drawing is made by you hereunder and received by us at or prior to 9:00 a.m. Pacific time, on a Business Day (as hereinafter defined), payment shall be made to you or to your order of the amount specified, in immediately available funds, at or prior to 1:00 p.m. Pacific time, on the same Business Day.

     (B) If a drawing is made by you hereunder and received by us after 9:00 a.m. Pacific time, on a Business Day, payment shall be made to you or to your order of the amount specified, in immediately available funds, at or prior to 9:30 a.m. Pacific time, on the following Business Day.

     If requested by you, payment under this Letter of Credit shall be made by deposit of immediately available funds into an account designated by you.

     As used herein, "Business Day" shall mean a day other than (i) a Saturday, or a Sunday or (ii) a day on which banks located in Sacramento, California, or banks located in the city in which your principal office or the principal office of the Tender Agent is located are authorized or obligated by law or executive order to close or (iii) a day on which the New York Stock Exchange is closed. All payments hereunder shall be made with our own funds.

     Each drawing honored by the Bank under this Letter of Credit shall immediately reduce the Principal Component or the Interest Component (as the case may be) by the amount of such drawing, and the Stated Amount shall be correspondingly reduced. The Principal Component shall also be decreased without amendment and without notice to you by the amount specified by the Trustee from time to time pursuant to a notice to the Bank in the form attached hereto as Exhibit E, such decrease to be effective upon receipt by the Bank of such notice. The Principal Component and the Interest Component (and correspondingly, the Stated Amount) so reduced shall be reinstated only as follows:

     (A) The Interest Component (and correspondingly the Stated Amount) so reduced shall be reinstated, in the case of a reduction resulting from an Interest Drawing only, automatically as of the Bank's close of business in Sacramento, California, on the day the Bank honors such Interest Drawing, to an amount equal to 96 days' interest on the Bonds Outstanding, calculated at the rate of Twelve Percent (12%) per annum on the basis of a 360-day year (actual days elapsed).

     (B) The Interest Component and the Principal Component (and correspondingly the Stated Amount) so reduced shall be reinstated, in the case of a reduction resulting from an Interest Purchase Drawing or a Principal Purchase Drawing pursuant to Section 2.04 of the Indenture only, automatically upon and to the extent the Bank has received from you notice of the reimbursement of such payment in immediately available funds pursuant to your certificate in the form of Exhibit F; in such case, the Principal Component shall be reinstated in an amount equal to the portion of such payment attributable to reimbursement of the Principal Purchase Drawing and the Interest Component shall be reinstated to an amount equal to 96 days' interest on the Bonds Outstanding, calculated at the rate of Twelve Percent (12%) per annum on the basis of a 360-day year (actual days elapsed).

     If the amount available under this Letter of Credit has been decreased pursuant to a Principal Drawing, the Bank shall have the right to amend this Letter of Credit or the right to require you to surrender this Letter of Credit to the Bank, and to accept a substitute Letter of Credit which has an express Principal

Component and Interest Component equal to the Principal Component and Interest Component as so decreased, but otherwise in a form and having terms identical to this Letter of Credit.

     Only you as Trustee may make a drawing under this Letter of Credit. Upon the payment to you or to your order of the amount specified in a sight draft drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such sight draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft to you or any other person who may have made to you or makes to you a demand for payment of principal of, purchase price of, or interest on, any Bond.

     Upon the earliest of (i) the making by you of the final drawing available to be made hereunder, (ii) our receipt of a certificate purporting to be signed by your duly authorized officer and a duly authorized officer of the Borrower stating that: "(a) the conditions precedent to the acceptance of an Alternate Letter of Credit set forth in the Indenture have been satisfied, (b) the Trustee has accepted the Alternate Letter of Credit, and (c) upon receipt by U.S. Bank National Association of this certificate, Irrevocable Letter of Credit No. [__________] issued by U.S. Bank National Association, shall terminate," or
(iii) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to the Bank for cancellation.

     This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"), excluding Article 41 thereof. In addition, the Bank agrees that, notwithstanding the second sentence of Article 17 of the Uniform Customs, if the Expiration Date occurs on a Business Day upon which the Bank's Office is closed by virtue of an interruption of the nature described in Article 17, the Expiration Date will be extended to the next Business Day upon which the Bank's Office is open. As to matters not governed by the Uniform Customs, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to the Bank's Office, specifically referring thereon to "Irrevocable Letter of Credit No. [_________] issued by U.S. Bank National Association, 980 Ninth Street, Suite 1200, Sacramento, California 95814."

     This Letter of Credit may be transferred more than once, but only in the amount of the full utilized balance hereof and only after receipt from the Borrower of the Bank's then applicable transfer fee, to any single transferee who has succeeded Harris Trust Company of California as trustee under the Indenture. Transfers may be effected only through ourselves and only upon presentation to us of a duly executed instrument of transfer in the form attached hereto as Exhibit G. Any transfer of this Letter of Credit as aforesaid must be endorsed by us on the reverse hereof and may not change the place of presentation from our Letter of Credit office in Sacramento, California.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificate(s) and the sight draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such sight draft(s).

                                       Very truly yours,

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: _____________________________________

                                           Name: _______________________________
                                           Title: ______________________________


                                       By: _____________________________________

                                           Name: _______________________________
                                           Title: ______________________________

                        CERTIFICATE FOR PRINCIPAL DRAWING

        EXHIBIT A TO IRREVOCABLE LETTER OF CREDIT NO. [_________________]

                        CERTIFICATE FOR PRINCIPAL DRAWING

     The undersigned, [Insert Name of Beneficiary] (the "Trustee") hereby certifies to U.S. Bank National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. [_________________] (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the Letter of Credit with respect to the payment of the principal amount with respect to all or a portion of the Bonds by reason of acceleration or prepayment pursuant to the terms of the Indenture or by their maturity.

     3. The amount of the sight draft accompanying this Certificate does not exceed the Principal Component under the Letter of Credit.

     4. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___________ day of _________________.


                               Very truly yours,



                               _________________________________________________
                               [Insert Name], as Trustee

                               By: _____________________________________________
                                   [Insert Name and Title of Authorized Officer]

                        CERTIFICATE FOR INTEREST DRAWING

        EXHIBIT B TO IRREVOCABLE LETTER OF CREDIT NO. [_________________]

                        CERTIFICATE FOR INTEREST DRAWING

     The undersigned, [Insert Name of Beneficiary] (the "Trustee") hereby certifies to U.S. Bank National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. [_________________] (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the Letter of Credit with respect to the payment of interest accrued with respect to the Bonds that is due and payable and that has accrued on or before the Expiration Date.

     3. The amount of the sight draft accompanying this Certificate does not exceed the Interest Component under the Letter of Credit.

     4. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___________ day of _________________.


                               Very truly yours,



                               _________________________________________________
                               [Insert Name], as Trustee

                               By: _____________________________________________
                                   [Insert Name and Title of Authorized Officer]

                   CERTIFICATE FOR PRINCIPAL PURCHASE DRAWING

        EXHIBIT C TO IRREVOCABLE LETTER OF CREDIT NO. [_________________]

                   CERTIFICATE FOR PRINCIPAL PURCHASE DRAWING

     The undersigned, [Insert Name of Beneficiary] (the "Trustee") hereby certifies to U.S. Bank National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. [_________________] (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the Letter of Credit to pay the portion of the purchase price of Bonds delivered to the Trustee or the Tender Agent, as the case may be, pursuant to Section 2.04 of the Indenture equal to the principal amount with respect to such Bonds.

     3. The principal amount with respect to the purchased Bonds for which this drawing is made is $[insert Amount], and the Trustee has not heretofore made a drawing which has been honored under the Letter of Credit with respect to the principal amount, or any portion thereof, of the Bonds for such purchase. The amount of the sight draft accompanying this Certificate does not exceed such amount.

     4. The amount of the sight draft accompanying this Certificate does not exceed the Principal Component under the Letter of Credit.

     5. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___________ day of _________________.


                               Very truly yours,



                               _________________________________________________
                               [Insert Name], as Trustee

                               By: _____________________________________________
                                   [Insert Name and Title of Authorized Officer]

                    CERTIFICATE FOR INTEREST PURCHASE DRAWING

        EXHIBIT D TO IRREVOCABLE LETTER OF CREDIT NO. [_________________]

                    CERTIFICATE FOR INTEREST PURCHASE DRAWING

     The undersigned, [Insert Name of Beneficiary] (the "Trustee") hereby certifies to U.S. Bank National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. [_________________] (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the Letter of Credit to pay the portion of the purchase price of Bonds delivered to the Trustee or the Tender Agent, as the case may be, pursuant to Section 2.04 of the Indenture equal to the amount of accrued and unpaid interest with respect to such Bonds to the date of purchase thereof.

     3. The amount of accrued and unpaid interest with respect to the purchased Bonds for which this drawing is made is $[Insert Amount], and the Trustee has not heretofore made a drawing which has been honored under this Letter of Credit for the accrued and unpaid interest, or any portion thereof, with respect to the purchased Bonds for such purchase. The amount of the sight draft accompanying this certificate does not exceed the amount of interest accrued and unpaid with respect to such Bonds to the date of purchase thereof.

     4. The amount of the sight draft accompanying this Certificate does not exceed the Interest Component under the Letter of Credit.

     5. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___________ day of _________________.


                               Very truly yours,



                               _________________________________________________
                               [Insert Name], as Trustee

                               By: _____________________________________________
                                   [Insert Name and Title of Authorized Officer]

                   CERTIFICATE FOR REDUCTION OF STATED AMOUNT

        EXHIBIT E TO IRREVOCABLE LETTER OF CREDIT NO. [_________________]

U.S. Bank National Association
980 9th Street
Suite 1100
Sacramento, California 95814

Re: Irrevocable Letter of Credit No. [_________________] issued by U.S. Bank National Association

Ladies & Gentlemen:

     The undersigned (the "Trustee"), as beneficiary under the Irrevocable Letter of Credit No. [_________________] (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit), hereby consents to a reduction of the [Principal Component to $_______________] [AND/OR] [Interest Component to $_______________].

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___________ day of _________________.


                               Very truly yours,



                               _________________________________________________
                               [Insert Name], as Trustee

                               By: _____________________________________________
                                   [Insert Name and Title of Authorized Officer]

                            REIMBURSEMENT CERTIFICATE

        EXHIBIT F TO IRREVOCABLE LETTER OF CREDIT NO. [_________________]

U.S. Bank National Association
980 9th Street
Suite 1100
Sacramento, California 95814

Re: Irrevocable Letter of Credit No. [_________________] issued by U.S. Bank National Association

Ladies & Gentlemen:

     The undersigned, [Insert Name of Beneficiary] (the "Trustee") hereby certifies to U.S. Bank National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. [_________________] (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee has today paid to you by wire transfer of immediately available funds the amount of $__________, for the reimbursement to you of [$__________ of unpaid principal with respect to the Bonds in connection with a Principal Purchase Drawing and] $ __________ of accrued interest with respect to the Bonds in connection with an Interest Purchase Drawing [, in each case] honored pursuant to the Trustee's draft dated __________ in the aggregate amount of $__________.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the __________ day of __________________.


                               Very truly yours,



                               _________________________________________________
                               [Insert Name], as Trustee

                              TRANSFER CERTIFICATE

        EXHIBIT G TO IRREVOCABLE LETTER OF CREDIT NO. [_________________]

                                     [Date]

U.S. Bank National Association
980 9th Street
Suite 1100
Sacramento, California 95814

Re: Irrevocable Letter of Credit No. [_________________] issued by U.S. Bank National Association

Ladies & Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:

                     [Insert Name and Address of Transferee]

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

     By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee, and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. The Letter of Credit may hereafter be amended, extended or increased without necessity of any consent of or notice to the undersigned beneficiary, and you will give notice thereof directly to the transferee.

     The advice of such Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof and forward it directly to the transferee with your customary notice of transfer.

SIGNATURE AUTHENTICATED                Yours very truly,




__________________________________     _________________________________________
(Bank)                                 Signature of Beneficiary

                                   SCHEDULE 1
                 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                 [See attached.]